EXHIBIT 10.10


		October 30, 2001



Mr. Ben Runnels
3607 Oak Lake Dr.
Kingwood, TX  77339

Reference:  Employment Agreement between Ben Runnels and Genesis
            Energy, L.L.C.

Dear Ben:

Pursuant to the terms of the Employment Agreement (hereinafter "Agreement") between yourself and Genesis Energy, L.L.C., Genesis hereby provides notice that it is electing to exercise its option to extend the Agreement for one year up to and including December 31, 2002. If you have any questions, please do not hesitate to contact my office.

                                   Very truly yours,

                                   GENESIS ENERGY, L.L.C.


                                   /s/  Ross A. Benavides
                                   Ross A. Benavides
                                   General Counsel

RAB:jmf